UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report: August 12, 2019

National Vision Holdings, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-38257	46-4841717
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2435 COMMERCE AVENUE
BLDG. 2200
DULUTH, Georgia 30096-4980
(770) 822-3600
(Address, including zip code, and telephone number,
including area code, of registrant’s principal executive offices)

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.01 per share	EYE	The Nasdaq Stock Market LLC

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company          ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.          ☐

Item 1.01	Entry into a Material Definitive Agreement.

On August 7, 2019, National Vision Holdings, Inc. (the “Company”) entered into an Underwriting Agreement (the “Underwriting Agreement”) by and among the Company, KKR Vision Aggregator L.P. (the “Selling Stockholder”), and Goldman Sachs & Co. LLC, as underwriter (the “Underwriter”), relating to an underwritten offering of 9,149,908 shares, of the Company’s common stock, par value $0.01 per share, pursuant to the Company’s Registration Statement on Form S-3ASR (File No. 333-228382), filed on November 14, 2018. The offering was completed on August 12, 2019. The offering also included the Company’s repurchase of 819,134 shares out of the 9,149,908 shares of common stock subject to the offering from the Underwriter at $30.52 per share, which was the price the Underwriter purchased the shares from the Selling Stockholder in the offering. The closing of the share repurchase occurred substantially concurrently with closing of the offering, and the shares of the Company’s common stock that were repurchased by the Company were retired. The Company did not receive any proceeds from the offering.

The description of the Underwriting Agreement is qualified in its entirety by the terms of such agreement, which is incorporated herein by reference and attached to this report as Exhibit 1.1.

Item 9.01	Financial Statements and Exhibits.

(d)          Exhibits.

See the Exhibit Index immediately preceding the signature page hereto, which is incorporated herein by reference.

EXHIBIT INDEX

Exhibit No.	Description

1.1	Underwriting Agreement, dated August 7, 2019, by and among National Vision Holdings, Inc., the Selling Stockholder named therein and Goldman Sachs & Co. LLC, as underwriter.

5.1	Opinion of Simpson Thacher & Bartlett LLP

23.1	Consent of Simpson Thacher & Bartlett LLP (including in Exhibit 5.1)

104	Cover Page Interactive Data File - the cover page XBRL tags are embedded within the Inline XBRL document.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed by the undersigned hereunto duly authorized.

National Vision Holdings, Inc.

Date: August 12, 2019	By:	/s/ Jared Brandman
	Name:	Jared Brandman
	Title:	Senior Vice President, General Counsel and Secretary